Exhibit 99.2

NON-SOLICITATION AGREEMENT

dated as of April 5, 2017

by and between

[            ]

and

PACWEST BANCORP

This NON-SOLICITATION AGREEMENT (this “Agreement”) is dated as of April 5, 2017, by and between [            ] (“Key Person”) and PacWest Bancorp, a Delaware corporation (“Parent”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

RECITALS

WHEREAS, Parent and CU Bancorp, a California corporation (“CUB”) have entered into an Agreement and Plan of Merger, dated as of April 5, 2017 (the “Merger Agreement”), pursuant to which CUB will be merged with and into Parent (the “Merger”); and

WHEREAS, in order to induce Parent to enter into the Merger Agreement and to minimize the risk that Parent will lose the benefit of the goodwill and other assets being acquired by it, and to protect the trade secrets and other confidential and proprietary information of the Company (as defined below) known to Key Person and being acquired by Parent, Key Person has agreed to restrict its activities in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Covenants.

(a) Non-Solicitation. Key Person agrees that, from the date of the Closing until the second anniversary of the end of the Key Person’s employment or service as a director or officer with the Company (the “Restricted Period”), Key Person shall not, in any manner, directly or indirectly (without the prior written consent of Parent): (i) Solicit any Client to transact business with a Competitive Enterprise or to reduce or refrain from doing any business with Parent or any of its Subsidiaries (including the Company), (ii) interfere with or damage any relationship between Parent, Parent Bank or the Company, on the one hand, and a Client, on the other hand, or (iii) Solicit anyone who is an employee of Parent or any of its Subsidiaries (or who was, to Key Person’s knowledge, an employee of Parent or any of its Subsidiaries within the prior 90 days) to resign from Parent or any of its Subsidiaries (including the Company) or to apply for or accept employment with any other Competitive Enterprise. For purposes of this Agreement, (A) all references to the “Company” shall mean CUB and its Subsidiaries prior to the Effective Time and Parent and its Subsidiaries at and following the Effective Time, (B) “Person” shall mean any individual, bank, corporation (including not-for-profit), joint-stock company, general or limited partnership, limited liability company, joint venture, estate, business trust, trust, association, organization, firm or other entity or business of any kind or nature, (C) “Competitive Enterprise” shall mean (1) any banking organization that competes anywhere within CUB’s “footprint” (i.e., where CUB or any of its Subsidiaries regularly conducted business prior to the Effective Time) with any of the business activities engaged in by CUB or any of its Subsidiaries prior to the Effective Time or (2) any entity or business attempting to acquire an interest in a banking organization described in clause (1); (D) “Client” shall mean any client of CUB or any of its Subsidiaries to whom Key Person, in his or her capacity as an officer or director of CUB, provided services, or for whom Key Person, in his or her capacity as an officer or director of CUB, transacted business, or any client or prospective client who, to Key Person’s knowledge, was solicited by CUB or whose identity became known to Key Person in connection with Key Person’s relationship with CUB or any of its Subsidiaries, and (E) “Solicit” or “Solicitation” shall mean any direct or indirect communication of any kind that in any way invites, advises, encourages or requests any person to take or refrain from taking any action. Notwithstanding anything contained in this Agreement, nothing herein shall prohibit Key Person from owning directly or indirectly (including without limitation by being a member of a group within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of not more than 1% of the outstanding stock of any publicly traded company.

(b) Confidentiality. Key Person hereby acknowledges that, as an officer, member of management or the board of directors of CUB, as applicable, he or she has had and made use of, acquired and added to Confidential Information of a special and unique nature and value relating to the Company and its strategic plans, operations, financial condition and performance, and such Confidential Information constitutes trade secrets of the Company. Key Person further recognizes and acknowledges that all Confidential Information is the exclusive property of the Company, is material and confidential, and is critical to the successful conduct of the business of the Company. Key Person agrees to undertake the following obligations which Key Person acknowledges to be reasonably designed to protect the Company’s legitimate business interests without unnecessarily or unreasonably restricting Key Person’s ability to pursue a livelihood after his or her relationship with the Company has terminated. Accordingly, Key Person hereby covenants and agrees that he or she will use Confidential Information for the benefit of the Company only and shall not at any time, directly or indirectly (without the prior written consent of the Company), divulge, reveal or communicate any Confidential Information to any Person, or use any Confidential Information for his or her own benefit or for the benefit of any other Person, except in accordance with Section 1(c). For purposes of this Agreement, “Confidential Information” means any information and material of the Company which is confidential, including proprietary information and/or “trade secrets” as defined by the Uniform Trade Secrets Act, including, but not limited to, (i) any and all information disclosed to or known by Key Person as a consequence of his or her employment or services as a director or officer with the Company which is not generally known outside the Company, which is the subject of reasonable steps by the Company to maintain its confidentiality, and which has economic value as a result of its confidentiality, and (ii) information and documents regarding the Company’s businesses, contracts, operations, products, services, research and development, finances, financial condition and performance, financial data, relationships with regulatory and self-regulatory bodies, policies, procedures, plans, budgets, assets or stock and operations; plans and strategies including business, marketing, advertising, sales and financial strategies and plans; Company transactions including proposed transactions such as purchases, mergers, acquisitions or disposition of property, development and expansion plans; information regarding employees including salary/compensation data; information regarding Company products, services, processes, methods of production, formulas, compositions, inventions, machines, source and object computer codes, computer software or programs, research projects, investor lists, customer or prospect lists (including knowledge of their financial condition and their financial needs), customer and customer account information (including customer requirements or preferences), suppliers, billing methods, pricing; and any and all information entrusted to the

Company by third parties, in each case, contained in any form, including written materials, verbal communications, unwritten knowledge, information stored electronically (including, but not limited to, hard disk and soft disk drive mechanisms), and information embodied in objects or processes. Confidential Information shall not, however, include information that is or becomes publicly and widely known and made generally available outside of the Company through no act or failure to act by Key Person or of others who to the Key Person’s knowledge were under confidentiality obligations as to the item or items involved. Upon the termination of his or her employment or services as a director or officer of CUB, as applicable, Key Person shall immediately return to the Company any and all Confidential Information, including duplicate documents, in his or her possession. Key Person also agrees to return, upon the termination of his or her employment or services as a director or officer of CUB, as applicable, any and all records, files, data, notes, computer files in any media, analyses, summaries, formulas, source and object computer codes, computer programs, reports, manuals, proposals, customer and other lists, correspondence, specifications, drawings, blueprints, sketches, designs, materials, equipment, other documents or work papers (and all copies, summaries and abstracts thereof) or property, or reproductions of any of the aforementioned items in any form developed by Key Person pursuant to his or her employment or service as a director or officer with CUB, containing or based upon any Confidential Information, whether prepared by CUB or any other Person or otherwise belonging to CUB.

(c) Legally Required Disclosure. If Key Person is requested or required by any tribunal or government agency (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process), to disclose any Confidential Information that would violate the other provisions of this Agreement, Key Person shall provide Parent with prompt written notice of any such request or requirement and shall provide, at Parent’s expense, such reasonable cooperation as Parent may request so that Parent may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement as it would apply to such requested or required disclosure. If, in the absence of a protective order or other remedy or the receipt of a written waiver from Parent, Key Person is nonetheless legally compelled to disclose Confidential Information to any tribunal or government agency, Key Person may, without liability hereunder, disclose to such tribunal or government agency only that portion of Confidential Information which is legally required to be disclosed; provided that Key Person exercises his or her reasonable efforts to preserve the confidentiality of such Confidential Information, including, without limitation, by reasonably cooperating with Parent, at its expense, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to such Confidential Information by such tribunal or government agency.

(d) Separate Covenants. The terms and provisions of the covenants contained in this Section 1 are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, the validity or the enforceability of any other term or provision of this Agreement shall not be affected thereby. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants (or any part thereof) contained in the preceding paragraphs of this Section 1, then such unenforceable covenants (or any such part) shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced.

(e) Reformation. The parties acknowledge that the potential restrictions on Key Person’s future employment imposed by this Section 1 are reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction finds any provisions of this Section 1 unreasonable in duration or geographic scope or otherwise, then such provisions shall be reformed to the maximum time or geographic limitations or scope, as the case may be, permitted by applicable Law, and Key Person and Parent agree that the restrictions and prohibitions contained herein will be effective to the fullest extent allowed under applicable Law in such jurisdiction.

(f) Specific Performance. Key Person acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Section 1 and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that Parent shall, in addition to any other rights or remedies which it may have at law or in equity, be entitled to such equitable and injunctive relief as may be available from any court of competent jurisdiction to restrain Key Person from violating any of such provisions of this Agreement. In connection with any action or proceeding for such equitable or injunctive relief, Key Person hereby waives any claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by applicable Law, to have each such provision of this Section 1 specifically enforced against Key Person, without the necessity of posting bond or other security against Key Person, and consents to the entry of equitable or injunctive relief against Key Person enjoining or restraining any breach or threatened breach of any of the provisions of this Section 1.

2. Miscellaneous.

(a) Amendment; Waiver. This Agreement shall not be amended, changed or modified in any manner whatsoever, except by a written document executed by the parties hereto. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach of the same or similar nature.

(b) Governing Law; Jurisdiction. THIS LETTER AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of California and the federal courts of the United States of America located in the State of California solely in respect of the interpretation and enforcement of the provisions of this letter agreement and of the documents referred to in this letter agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such documents, that he, she or it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a California State or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 2(c) or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(c) Notices. All notices, requests, instructions and other communications to be given hereunder by any party to the other shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail, postage prepaid (return receipt requested), to such party at its address set forth below or such other address as such party may specify to the other party by notice provided in accordance with this Section 2(c).

if to Parent, to:

PacWestBancorp

5404 Wisconsin Avenue, Second Floor

Chevy Chase, MD 20815

Telephone: (301) 634-6793

Facsimile: (301) 272-3424

Attention: Kori L. Ogrosky

with a copy to:

Sullivan & Cromwell LLP

1888 Century Park East, Suite 2100

Los Angeles, CA 90067

Telephone: (310) 712-6600

Facsimile: (310) 712-8800

Attention: Patrick S. Brown

if to Key Person, to:

[•]

(d) Entire Agreement. This Agreement constitutes and contains the entire agreement and final understanding of the parties hereto concerning the transactions contemplated hereby and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties or their respective representatives, agents or attorneys, with respect to the subject matter hereof.

(e) Parties In Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors, assigns, estate, heirs, executors, administrators and other legal representatives, as the case may be. Nothing in this Agreement, express or implied, is intended to confer upon any other Person, other than parties hereto and their respective successors, assigns, estate, heirs, executors, administrators and other legal representatives, as the case may be, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(f) Assignment. This Agreement shall not be assignable by law or otherwise without the prior written consent of the other party hereto; provided, however, that Parent may assign any of its rights and obligations hereunder to any of its Affiliates or to any other entity which may acquire all or substantially all of the assets, shares or business of Parent or any of its Subsidiaries or any entity with or into which Parent or any of its Subsidiaries may be consolidated or merged.

(g) Compliance. Parent’s failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right that Parent may have hereunder shall not be deemed to be waiver of such provision or right or any other provision or right of this Agreement.

(h) Advice of Counsel. KEY PERSON ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, KEY PERSON HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND KEY PERSON HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

(i) Captions. The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(j) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PACWEST BANCORP

By:
	Name:	Kori L. Ogrosky
	Title:	Executive Vice President, General Counsel & Corporate Secretary

By:

[Signature Page to Non-Solicitation Agreement]